fast forward

advance relentlessly

R

Second-Quarter Results and
Full-Year 2006 Financial Guidance

July 28, 2006

Exhibit 99.2

Agenda

Financial Review

Jim Vandenberghe, Vice Chairman and CFO

Operating Review

Doug DelGrosso, President and COO

Summary and Outlook

Bob Rossiter, Chairman and CEO

Q and A Session

Financial Review

Second Quarter 2006
Highlights

Second-quarter financial results showed year-over-year
improvement; full year earnings guidance unchanged*

Signed definitive agreement to contribute European Interiors business to JV with WL Ross & Co. LLC in return for a 34%
stake (subject to adjustment); Lear will record a loss on sale of about $40 million when transaction closes; expected in
Third Quarter*

Received recognition for excellence in quality and service
from several major customers and industry sources

Continued to win new business with Asian manufacturers

Operating Results Are Improving And We Are Making
Progress On Strategic Initiatives*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Second Quarter 2006
Industry Environment

Second Quarter

Second Quarter

2006

2006 vs. 2005

North America Production

Industry

4.1 mil

Down 1%

Big Three

2.9 mil

Down 1%

Lear's Top 15 Platforms

1.4 mil

Down 2%

Europe Production

Industry

5.0 mil

Down 4%

Lear's Top 5 Customers

2.5 mil

Down 2%

Euro

$1.25 / Euro

1% Weaker

Key Commodities

Steel (Hot Rolled)

Up 6%

Up 5%

Resins (Polypropylene)

Up 6%

Up 20%

Copper

Up 35%

Up 107%

Crude Oil

Up 11%

Up 30%

Second Quarter 2006
Financial Summary*

*    Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation for further information.

6

(in millions, except net income per share)

Second

Quarter 2006

Second

Quarter 2005

2

Q '06

B/(W)

2

Q '05

Net Sales

$

4

,

810.2

$4,

419

.

3

$

390

.

9

Income Before Interest, Other Expense and

Income Taxes*

$

11

0

.

3

$

30

.

0

$

80.3

Margin

2

.

3

%

0

.

7

%

1

.

6

  pts.

Pretax Income (Loss)

$

3

1

.

5

($

50.4

)

$

81.9

Net

Loss

(

$

6.4)

(

$

44

.

4)

$

38

.

0

Net

Loss

Per Share

     ($0.10)

                ($0.66)

            $0.56

SG&A % of Net Sales

3.6

%

4

.

3

%

0.

7

  pts.

Interest Expense

$

53.2

$4

8

.

2

($

5.0

)

Depreciation / Amortization

$

103.

5

$

95.

7

($

7

.

8

)

Other

Exp

ense, Net

$

25.

6

$

32.2

$

6.6

Second Quarter 2006
Restructuring and Special Items

*    Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation for further information.

**  Reflects $21 million settlement of tax indemnity claim related to the Company’s 1999 acquisition of UT Automotive, a portion of which was attributable to goodwill in the Interior segment.

(in millions)

Income Before

Interest, Other

Expense and

Income Taxes*

Pretax

Income

(Loss)

COGS

SG&A

Other

(Income)

2006 Reported Results

$              110.3

$            31.5

Reported results include the following items:

Costs for Global Restructuring Actions

$                 18.9

$            14.9

14.1

$

4.8

$

$   (4.0)

Asset Impairment for N.A. Interiors Business

                      7.2

                  7.2

       7.2

       -

         -

Goodwill Impairment in Interior Segment**

                      2.9

                  2.9

         -

2.9

         -

Gain on Prior Sale of Interest in Receptec JV

                        -

                (1.0)

         -

       -

      (1.0)

2006 Core Operating Results

$              139.3

$            55.5

2005 Core Operating Results

$                 87.1

$            29.1

Second Quarter

Income Statement Category

Memo:

Second Quarter 2006
Net Sales Changes and Margin Impact Versus Prior Year

Net Sales

Margin

Performance Factor

Change

Impact

Comments

(millions)

Industry Production /

$     (280)

Negative

Primarily unfavorable platform mix,

Platform Mix / Net Pricing

reflecting lower pickup truck and mid-size

SUV production.

Global New Business

         645

Positive

2005 launches ramping up: DTS /

Lucerne, Impala / Monte Carlo, Fusion /

Milan / Zephyr, Ram, Sonata, Punto

F/X Translation

           25

Neutral

Euro down 1%, Canadian dollar up 11%

Commodity / Raw Material

Negative

Unfavorable year over year increases--

steel up 5%, polypropylene up 20%,

copper up 107% and crude oil up 30%

Performance

Positive

Reflects operating improvements in core

businesses, including benefits from

restructuring actions

Second Quarter 2006
Segment Results

*     Segment earnings represent income (loss) before interest, other (income) expense and income taxes.  Income before interest, other expense and income taxes for the Company was $110.3 million and $30.0 million for the second quarter of 2006 and 2005, respectively.

**   Adjusted % of sales excludes restructuring and other costs of $28.5 million (Seating - $3.6, Electronic and Electrical - $12.8,  Interior -
      $12.1) in second quarter 2006 and $56.3 million (Seating - $42.9, Electronic and Electrical - $10.2, Interior - $3.2) in second quarter
      2005.

2Q '06

2Q '05

Comments

Seating

Net Sales

3,096.1

$

2,879.9

$

• Strong new business globally

Segment Earnings*

171.5

$

48.5

$

• Improved Asian profitability

% of Sales

5.5

%

1.7

%

• Net cost improvements

Adjusted

% of Sales**

5.7

%

3.2

%

Electronic and Electrical

Net Sales

787.7

$

772.4

$

• Higher commodity costs

Segment Earnings*

38.0

$

52.2

$

• Competitive price pressure

% of Sales

4.8

%

6.8

%

• Transition to low-cost locations

Adjusted

% of Sales**

6.4

%

8.1

%

Interior

Net Sales

926.4

$

767.0

$

• Insufficient pricing

Segment Earnings*

(37.2)

$

(17.8)

$

• High raw material costs

% of Sales

(4.0)

%

(2.3)

%

• Inefficiencies related to major

Adjusted

% of Sales**

(2.7)

%

(1.9)

%

    launches & capacity utilization

Second Quarter 2006
Free Cash Flow*

(in millions)

*  Free Cash Flow represents net cash provided by operating activities ($74.8 million for the three months ended 7/1/06) before net change in sold accounts receivable ($18.1 million for the three months ended 7/1/06) less capital expenditures.  Please see slides titled “Use of Non-GAAP Financial Information” at the end of this presentation for further information.

10

Second Quarter

2006

Net Loss

$                  (6.4)

Depreciation / Amortization

                 103.5

Working Capital / Other

                   (4.2)

Cash from Operations

$                  92.9

Capital Expenditures

                  (92.1)

Free Cash Flow

$                   0.8

2006 Guidance
Key Assumptions*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

2006 Guidance

2006 vs. 2005

North America Production

Industry

˜ 15.7 mil

down slightly

Lear's Top 15 Platforms

˜ 5.0 mil

down about 5%

Lear Launches

high

down from 2005 peak

Europe Production

Industry

˜ 19.0 mil

about flat

Lear's Top 5 Customers

˜ 9.5 mil

about flat

Lear Launches

moderate

about the same

Euro

$1.25 / Euro

no change

2006 Guidance
Key Factors Impacting Our Second Half Outlook

North American production turns less favorable:

Industry forecast to be down 3%
(vs. 2% increase in first half)

Lear’s top 15 platforms expected to be down 7%
(vs. 2% decline in first half)

European production environment unchanged

Raw material & energy prices stabilize

Launch-related cost impact turns favorable

Restructuring actions yield increasing net benefits

2006 Guidance
Key Financial Projections*

Major Change Is $300 Million Increase In Net Sales,
Reflecting Primarily Revised Euro Assumption

Pretax loss for 2005 was $1,187 million.  Please see slides titled “Use of Non-GAAP Financial Information” and “Forward-Looking Statements”
at the end of this presentation for further information.

(in millions)

2005

2006 Guidance

Net Sales

$17,089

˜ $18,000

Core Operating Earnings

$325

$400 - 440

Income before interest, other expense,

income taxes, impairments, restructuring

costs and other special items

Interest Expense

$183

$220 - 230

Pretax Income

$97

$120 - 160

before impairments, restructuring costs

and other special items

Cash Taxes

$113

$80 - 100

Pretax Restructuring Costs

$103

$120 - 150

2006 Guidance
Capital Spending Forecast*

(in millions)

Capital Spending Level Should
Trend Lower On An Ongoing Basis

Capital Spending Impacts:

More moderate launch
schedule in 2006

Spending for common
architecture strategy, such as
Lear Flexible Seating, largely
in place

Low-cost country spending
moderates

Memo:

Depreciation

and Amortization

$ 393

$410 to $420

~ $400

$568

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

2006 Guidance
Free Cash Flow Forecast*

Net cash provided by operating activities for 2005 was $561 million.  Please see slides titled “Use of Non-GAAP Financial Information” and
“Forward-Looking Statements” at the end of this presentation for further information.

2005

2006 Guidance

(in millions)

Cash Flow Drivers:

Higher earnings

Lower capital spending

Reduced tooling and
engineering

Improved net working capital

2006 Guidance
Strategy For Interior Segment*

Signed Definitive Agreement to Contribute Substantially all of Lear’s
European Interior Business to International Automotive Components
Group, LLC in Return for a 34% Stake:

Creates a large [20 manufacturing facilities in 9 countries, with
$1.2 billion in annual sales] and well capitalized enterprise

Solid platform for improving ongoing operating efficiency and financial performance

Expected to close in the Third Quarter

Working Aggressively to Restructure Operations and Put in Place a
New Business Model for Lear’s North American Interior Business:

Cash flow expected to be neutral in Second Half

Continuing to evaluate strategic alternatives

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Making Solid Progress On Restructuring And
Strategically Repositioning Interiors Business

Operating Review

Operating Priorities

Innovation and Technology

New Asian Business

Customer Focus

Competitiveness / Operational Excellence

Sales Growth and Customer Diversification

Global Restructuring Actions

Competitive Global Footprint

Efficient Launch Execution

Superior Quality and Service

Operating Priorities
Maintain Quality and Customer Service Momentum

Customer

General Motors--Supplier of the Year for Seating Systems (Global)

Ford Motor Company--Special Recognition for Customer Service (Global)

          --Special Recognition for Design Engagement (Europe)

Toyota--Superior Logistics Performance (Argentina)

Mazda--Value Engineering Award for Number of Ideas Submitted (Japan)

Volkswagen--Excellence in Quality and Product Development (Mexico)
                     --Best Quality and Among Top Three in Cost Reduction (Brazil)

Industry

Auto Interiors Show--Lear Content on all Six ‘Interior of the Year’ Winning
Vehicles (United States)

Industry Week Magazine--Lear’s Liberty, Missouri plant among Finalists for
Best Plant Award (North America)

DLC Design--4.7 Rating (out of 5) for Lear Audio System in the BMW 530i
(2006 SAE World Congress)

Same Excellent Performance in TGW

35% improvement since 1999

Lear leads in 2 out of 5 Major Vehicle
Segments for Best Quality Seats:

  Best Light Truck Seat Quality--
  Ford F-150

  Best European Seat Quality--
  Saab 9-3 Sedan

Source: 2006 J.D. Power Seat Quality Report

Lear’s 2006 J.D. Power Results

Things Gone Wrong (TGW)

per 100 vehicles

Operating Priorities
Continue to be a Leader in Seat Quality

Highest Quality Major Seat Manufacturer In U.S.

Operating Priorities
Implement Restructuring Actions*

Objectives Are To Eliminate Excess Capacity,

Streamline Organizational Structure

And Accelerate Manufacturing Footprint Actions

Announced closure of nine
manufacturing facilities and
several administrative offices

Targeting closure of five to
seven additional manufacturing
facilities

Implementing census
reductions and other efficiency
actions

Cumulative Actions

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

21

2006 Cost and Cash Impact

(in millions)

Pretax

Cost

Cash

First Quarter

$                25

$                 25

Second Quarter

                   15

                    17

First Half

$                40

$                 42

Second Half

$    ˜ 80 - 110

$     ˜ 80 - 110

Total

$  ˜ 120 - 150

$  ˜  125 - 155

Today, About 30% Of Lear’s Components Come From
23 Low-Cost Countries; Target Is 40% By 2010*

Central America

Mexico [ WH, TC, IT]

Honduras [ WH]

South America

Argentina [ WH, IT]

Brazil [ TC, IT]

Venezuela

Eastern Europe

Czech Republic [ WH, IT]

Estonia

Hungary [ WH, TC]

Poland [ WH, TC, IT]

Romania [ WH]

Russia

Slovakia [ IT]

Slovenia

Turkey [ WH, TC]

Africa

Morocco [ WH]

S. Africa [ WH]

Tunisia [ WH]

Asia

China [ WH, TC, IT]

India [ IT]

Philippines [ WH]

South Korea [ TC]

Taiwan

Thailand [ TC]

Operating Priorities
Competitive Global Footprint

Legend for Product Examples

        Wire Harness……WH

        Trim Cover……….TC

        Interior Trim………IT

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Operating Priorities
Efficiently Manage Product Launch Schedule

Global Launch Activity Peaked In 2005, As Half Of Our
North American Sales Were Undergoing Changeover

% of North American Sales on Platforms
Undergoing Changeover to New Models

Operating Priorities
Driving Innovation and Technology

                  Opened New Global Innovation and
      Technology Center in Southfield, MI

           Launched New Core
    Dimension Product Strategy
    and Advertising Campaign

Operating Priorities
Innovative Product Solutions--Car2UTM

          Two-Way Remote Keyless Entry

Leveraging Lear’s Radio Frequency Expertise
To Launch A Family Of Car2UTM Wireless Products

           Home Automation System

Operating Priorities
Win New Asian Business*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Continuing To Win New Business In Asia
And With Asian Manufacturers Globally

Lear

Automaker

Market

Business

Vehicle

Nissan

Europe

Est. Tacle JV in

Sunderland, U.K. with

Tachi-S

New Compact

Crossover and

Future Programs

Honda

U.S.

Wiring

Accord

Nanjing Group

China

Seating

Rover

BMW

China

Seating and

Entertainment System

5-Series

Nissan

China

Seating

P32L

Various Chinese

China

Primarily Seating

Numerous

and Electrical

Programs

Tata Motors

India

Seating

X-2

Summary
and Outlook

Summary and Outlook
Lear Financial Results Improving*

Second-quarter and first half operating results better than
a year ago

Launch costs expected to moderate in second half

Capital spending returning to more moderate levels

Free cash flow expected to turn positive this year

Given the production outlook and raw material price
forecast we see today, we are holding our full year 2006
earnings guidance unchanged

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

First Half Results Better Than A Year Ago,
Targeting Improvement In Full Year Operating Results

Summary and Outlook
Improving our Global Competitiveness*

Continuously improving our quality and customer
satisfaction levels

Successfully implementing global restructuring initiatives

Increasing sourcing and engineering from low-cost
locations

Strategically managing the business to improve individual
product-line returns

Leveraging our global scale, expertise and common
architecture strategy to deliver the best overall value

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Comprehensive Initiatives Being Implemented

To Ensure Future Competitiveness

Summary and Outlook
Making Progress on Strategic Priorities*

Global Seating margins improving

Plans in place to maintain Electronic and Electrical margins

Signed definitive agreement to contribute European Interior
business to International Automotive Components Group, LLC

Priority focus on improving our North American Interior
business and putting in place a sustainable business model

Continuing to aggressively grow sales in Asia and with Asian
Automakers globally

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Lear’s Operating Results Improving;

Longer-Term Outlook Remains Positive

ADVANCE RELENTLESSLY™

www.lear.com

LEA

NYSE

Listed

R

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include “income before interest, other expense and income taxes,”  “income before interest, other expense, income taxes, impairments, restructuring costs and other special items” (core operating earnings), “pretax income before impairments, restructuring costs and other special items” and “free cash flow.”  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes, core operating earnings and pretax income before impairments, restructuring costs and other special items are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company’s core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt.  Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

Income before interest, other expense and income taxes, core operating earnings, pretax income before impairments, restructuring costs and other special items and free cash flow should not be considered in isolation or as substitutes for net income (loss), pretax income (loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures is not feasible.  The magnitude of these items, however, may be significant.

Use of Non-GAAP Financial Information

Use of Non-GAAP Financial Information

Income before interest, other expense and income

taxes

Q2 2006

Q2 2005

(in millions)

Income (loss) before income taxes

$        31.5

$      (50.4)

Interest expense

           53.2

           48.2

Other expense, net

           25.6

           32.2

Income before interest, other expense and income

taxes

$      110.3

$        30.0

Use of Non-GAAP Financial Information

Income before interest, other expense, income taxes,

impairments, restructuring costs and other special

items

2005

Q2 2005

(in millions)

Loss before provision for income taxes

$  (1,187.2)

$       (50.4)

Goodwill impairment charges

      1,012.8

                -

Interest expense

         183.2

           48.2

Other expense, net

           96.6

           32.2

Restructuring actions

         106.3

           27.1

Fixed asset impairment charges

           82.3

                -

Litigation charges

           30.5

           30.0

Income before interest, other expense, income taxes,

impairments, restructuring costs and other special items

(Core Operating Earnings)

$      324.5

$        87.1

Use of Non-GAAP Financial Information

Pretax income before impairments, restructuring

costs and other special items

2005

Q2 2005

(in millions)

Loss before provision for income taxes

$   (1,187.2)

$      (50.4)

Goodwill impairment charges

     1,012.8

             -

Restructuring actions

         102.8

          27.1

Fixed asset impairment charges

           82.3

             -

Litigation charges

           39.2

          35.5

Sale and capital restructuring of joint ventures

           46.7

          16.9

Pretax income before impairments, restructuring costs and

other special items

$         96.6

$       29.1

Use of Non-GAAP Financial Information

Free Cash Flow

Q2 2006

2005

(in millions)

Net cash provided by operating activities

$             74.8

$           560.8

Net change in sold accounts receivable

                18.1

           (411.1)

Net cash provided by operating activities

before net change in sold accounts receivable

(cash from operations)

$             92.9

$           149.7

Capital expenditures

              (92.1)

           (568.4)

Free cash flow

$                0.8

$          (418.7)

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, raw material costs and availability, the
Company's ability to mitigate the significant impact of increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers, the finalization of the Company's restructuring strategy, the outcome of various strategic alternatives being evaluated with respect to its
Interior segment and other risks described from time to time in the Company's Securities and Exchange Commission filings. In particular, the Company’s financial outlook for 2006 is based on the Company’s current vehicle production and raw material pricing forecast; the Company’s actual financial results could differ materially as a result of significant changes in these factors.  The Company's agreement to contribute its European Interiors business to International
Automotive Components Group, LLC is subject to various conditions, including third-party consents and other closing conditions customary for transactions of this type. No assurances can be given that the proposed transaction will be completed on the terms contemplated or at all.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

37